SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 9, 2005
aaiPharma Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)
(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former name or former address, if changed from last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
     (b) On August 9, 2005, the Audit Committee of the Board of Directors of aaiPharma Inc. (the “Company”) engaged McGladrey & Pullen, LLP to serve as the Company’s independent registered public accountants for the fiscal year ending December 31, 2005. The terms of the engagement of McGladrey & Pullen, LLP are subject to approval by the United States Bankruptcy Court for the District of Delaware which has not yet been obtained. During the last two fiscal years, and during the subsequent interim period from January 1, 2005 through the date hereof, the Company has not consulted with McGladrey & Pullen, LLP regarding any of the matters or events set forth in Regulation S-K, Item 304(a)(2)(i) or (ii).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2005
aaiPharma Inc.

	By:	/s/ Matthew E. Czajkowski

Matthew E. Czajkowski, Chief Administrative Officer and Chief Financial Officer

2